Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Green Dolphin Systems Corporation (the "Company") on Form 10-KSB for the Annual Report December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, William Kefalas, Principal Executive Officer and the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Annual Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ William Kefalas -------------------- William Kefalas President and Chief Executive Officer and Chief Financial Officer

July 18, 2006